                                                                   EXHIBIT 10.23

                                                                 Draft of 9/3/98



                      NOTE PURCHASE AND EXCHANGE AGREEMENT

                           DATED AS OF JULY 31, 1998

                                 BY AND BETWEEN

                         EQUALNET COMMUNICATIONS CORP.

                                      AND

                             ADVANTAGE FUND LIMITED



                              ____________________


                  6% SENIOR SECURED CONVERTIBLE NOTES DUE 2001
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                      AND
                         COMMON STOCK PURCHASE WARRANTS

                      NOTE PURCHASE AND EXCHANGE AGREEMENT
                  6% SENIOR SECURED CONVERTIBLE NOTES DUE 2001
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                      AND
                         COMMON STOCK PURCHASE WARRANTS
                         EQUALNET COMMUNICATIONS CORP.

                                                              Page
                                                              ----
1.   PURCHASE OF NOTE........................................   1
     (a)      Purchase of Note...............................   1
     (b)      Exchange.......................................   1
     (c)      Certain Terms..................................   2
     (d)      Deliveries and Form of Payment.................   2
     (e)      Method of Payment..............................   2

2.   BUYER REPRESENTATIONS, WARRANTIES, ETC..................   3
     (a)      Purchase for Investment........................   3
     (b)      Accredited Investor............................   3
     (c)      Reoffers and Resales...........................   3
     (d)      Company Reliance...............................   3
     (e)      Information Provided...........................   3
     (f)      Absence of Approvals...........................   4
     (g)      Note Purchase and Exchange Agreement...........   4

3.   COMPANY REPRESENTATIONS, WARRANTIES, ETC................   4
     (a)      Organization and Authority.....................   4
     (b)      Capitalization.................................   4
     (c)      Concerning the Shares and the Common Stock.....   5
     (d)      Note Purchase and Exchange Agreement and Other
                Transaction Documents........................   5
     (e)      Non-contravention..............................   6
     (f)      Approvals......................................   6
     (g)      Information Provided...........................   6
     (h)      Absence of Certain Changes.....................   7
     (i)      Absence of Certain Proceedings.................   7
     (j)      Properties.....................................   7
     (k)      Labor Relations................................   8
     (l)      SEC Filings....................................   8
     (m)      Absence of Brokers, Finders, Etc...............   8
     (n)      No Solicitation................................   9
     (o)      Certain Issuances of Securities................   9
     (p)      Absence of Rights Agreement....................   9

4.   Certain Covenants and Acknowledgments...................   9
     (a)      Transfer Restrictions..........................   9
     (b)      Restrictive Legend.............................   9
     (c)      Registration Rights Agreement..................  11
     (d)      Form D.........................................  11
     (e)      Authorization for Trading......................  11
     (f)      Use of Proceeds................................  11
     (g)      Blue Sky Laws..................................  11
     (h)      Certain Expenses...............................  12
     (i)      Certain Issuances of Securities................  12
     (j)      Stockholder Approval...........................  12
     (k)      Commercially Reasonable Efforts................  13

5.   TRANSFER AGENT INSTRUCTION..............................  13
     (a)      Transfer Agent Instruction.....................  13
     (b)      Conversion Procedure...........................  14

6.   CLOSING DATE............................................  14

7.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND
       ISSUE.................................................  14

8.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE........  14

9.   MISCELLANEOUS...........................................  15
     (a)      Governing Law..................................  15
     (b)      Counterparts...................................  15
     (c)      Headings, etc..................................  15
     (d)      Severability...................................  15
     (e)      Amendments.....................................  16
     (f)      Waivers........................................  16
     (g)      Notices........................................  16
     (h)      Assignment.....................................  16
     (i)      Survival of Representations and Warranties.....  16
     (j)      Entire Agreement...............................  17
     (k)      Termination....................................  17
     (l)      Further Assurances.............................  17
     (m)      Public Statements, Press Releases, Etc.........  17
     (n)      Construction...................................  18

SCHEDULES

Schedule 3(b)-1  Certain Antidilution Adjustments
Schedule 3(b)-2  Certain Registration Rights

Schedule 3(c)-1  Certain Nasdaq Matters


ANNEXES

Annex I        Form of Senior Secured Convertible Note due 2001
Annex II       Form of Statement of Resolution
Annex III      Form of Common Stock Purchase Warrant
Annex IV       Joint Escrow Instructions
Annex V        Form of Registration Rights Agreement
Annex VI       Form of Transfer Agent Instruction
Annex VII      Form of Notice of Conversion of Series D Convertible Preferred
               Stock
Annex VIII     Form of Opinion of Counsel to Be Delivered on Closing Date
Annex IX       Form of Opinion of General Counsel

                      NOTE PURCHASE AND EXCHANGE AGREEMENT

          THIS NOTE PURCHASE AND EXCHANGE AGREEMENT, dated as of July 31, 1998, by and between EQUALNET COMMUNICATIONS CORP., a Texas corporation (the "Company"), with headquarters located at 1250 Wood Branch Park Drive, Houston, Texas 77079, and ADVANTAGE FUND LIMITED, a British Virgin Islands corporation (the "Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting, convertible preferred stock of the Company which will be convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company and in connection therewith the Company is to issue to the Buyer warrants to purchase shares of Common Stock as provided in this Agreement;

          WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

          WHEREAS, in connection with this Agreement and the transactions contemplated hereby, the Company is executing and delivering a Note Purchase Agreement, dated as of the date hereof, with the buyer named therein (the "Note Purchase Agreement"), pursuant to which, among other things, the Company has agreed, upon the terms and subject to the conditions of the Note Purchase Agreement, to sell a senior secured convertible note to such buyer and in connection therewith to issue to such buyer warrants to purchase shares of Common Stock (the "Other Warrants");

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   PURCHASE OF NOTE; AGREEMENT TO EXCHANGE.

          (a) PURCHASE OF NOTE; ISSUANCE OF WARRANTS. The Buyer hereby agrees to purchase from the Company a 6% Senior Secured Convertible Note due 2001 in the principal amount set forth on the signature page of this Agreement, having the terms and conditions in the form thereof attached hereto as ANNEX I (the "Note") for the aggregate purchase price set forth on the signature page of this Agreement (the "Purchase Price"). In connection with the purchase of the Note by the Buyer, the Company shall issue to the Buyer at the closing on the Closing Date (as defined herein) Common Stock Purchase Warrants in the form attached hereto as ANNEX III (the "Warrants") to purchase a number of shares of Common Stock equal to the quotient obtained by dividing (i) the quotient obtained by dividing (x) the Purchase Price by (y) the Purchase Price (as defined in the Warrants) per share of Common Stock to be set forth in the Warrants by (ii) 4.6666 (subject to adjustment after issuance of the Warrants as provided in the Warrants).

          (b) EXCHANGE. The Company and the Buyer hereby agree to exchange on the Closing Date the number of shares (the "Preferred Shares") of Series D Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of Statement of Resolution of Board of Directors Establishing and Designating Series D Convertible Preferred Stock and Fixing the Rights and Preferences of Such Series attached hereto as ANNEX II (the "Statement of Resolution") for the number of outstanding shares of Common Stock held by the Buyer and set forth on the signature page of this Agreement (the "Exchange Shares") and in connection therewith and in consideration thereof the Buyer shall pay to the Company an amount equal to $100,000.00.

          (c) CERTAIN TERMS. The 6% Senior Secured Convertible Notes due 2001 issuable pursuant to Section 1.1 of the Note or such notes in payment of interest on the Note and such notes are referred to herein as the "Interest Notes." The shares of Preferred Stock issuable pursuant to Section 5 of the Statement of Resolution as dividends on the Preferred Shares are referred to herein as the "Dividend Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Warrant Shares and the shares of Common Stock issuable upon conversion of the Notes, the Interest Notes, the Preferred Shares, and the Dividend Shares are referred to herein collectively as the "Common Shares." The Common Shares, the Preferred Shares and the Dividend Shares are referred to herein collectively as the "Shares." The Shares, the Notes, the Interest Notes, and the Warrants are referred to herein collectively as the "Securities."

          (d) DELIVERIES AND FORM OF PAYMENT. The Buyer shall pay the Purchase Price by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX IV (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of the Note and the certificate for the Warrants, registered in the name of the Buyer. Promptly following payment by the Buyer to the Escrow Agent of the Purchase Price, but in any event prior to the Closing Date, the Company shall deliver the Note and the certificate for the Warrants, registered in the name of the Buyer or its nominee, to the Escrow Agent. The Buyer shall arrange for delivery of the certificates for the Exchange Shares to the Company at the closing by delivering the certificates for the Exchange Shares to the Escrow Agent. Such delivery of Exchange Shares shall be made against delivery by the Company of the certificates for the Preferred Shares, registered in the name of the Buyer. Promptly following the delivery of the Exchange Shares by the Buyer to the Escrow Agent, but in any event prior to the Closing Date, the Company shall deliver certificates for the Preferred Shares, registered in the name of the Buyer or its nominee, to the Escrow Agent. The certificates for the Preferred Shares shall be delivered by the Company to the Escrow Agent on a delivery against payment basis at the closing. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

          (e) METHOD OF PAYMENT. Payment of the Purchase Price shall be made by wire transfer of funds to:

          Citibank, N.A.
          153 East 53rd Street
          New York, New York 10043
          ABA#021000089

          For credit to A/C#37179446
          For credit to the account of Brian W. Pusch Attorney Escrow Account
          Reference:  Advantage/Equalnet

Not later than 4:00 p.m., New York City time, on the date which is one Business Day after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer or its legal counsel, the Buyer shall deposit with the Escrow Agent an amount equal to the Purchase Price. As used in this Agreement, the term "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

2.   BUYER REPRESENTATIONS, WARRANTIES, ETC.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          (a) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Note and the Preferred Shares and acquiring the Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof;

          (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

          (c) REOFFERS AND RESALES. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

          (d) COMPANY RELIANCE. The Buyer understands that the Note and the Preferred Shares are being offered and sold, the Warrants are being issued, and the Common Shares are being offered, in each case to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Note and the Preferred Shares and the Warrants and to receive an offer of the Common Shares;

          (e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note and the Preferred Shares and the issuance of the Warrants and the offer of the Common Shares which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended June 30, 1997, as amended by Amendment No. 1 thereto on Form 10-K/A filed with the SEC on September 30, 1997, Amendment No. 2 thereto on Form 10-K/A filed with the SEC on October 28, 1997, Amendment No. 3 thereto filed with the SEC on January 20, 1998, and Amendment No. 4 thereto on Form 10-K/A filed with the SEC on January 30, 1998 (the "1997 10-K"), (2) Quarterly Reports on Form 10-Q for the quarters ended September 30, 1997, December 31, 1997 and March 31, 1998, (3) definitive proxy statement for the Company's 1997 Annual Meeting of Shareholders, (4) definitive proxy statement for a Special Meeting of stockholders of the Company held on June 30, 1998, and (5) Current Reports on Form 8-K dated July 10, 1997, July 23, 1997 and March 10, 1998, in each case as filed with the SEC (collectively, the "SEC Reports"); and the Buyer understands that its investment in the Securities involves a high degree of risk;

          (f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

          (g) NOTE PURCHASE AND EXCHANGE AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

3.   COMPANY REPRESENTATIONS, WARRANTIES, ETC.

          The Company represents and warrants to, and covenants and agrees with, the Buyer that as of August 31, 1998 except as otherwise specifically provided herein:

          (a) ORGANIZATION AND AUTHORITY. Each of the Company and its subsidiaries listed in Exhibit 21 to the 1997 10-K (together with USC Telecom, Inc. and Netco Acquisition Corp., the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority (i) to own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Note, the Statement of Resolution, the Warrants, the Registration Rights Agreement, the form of which is attached hereto as ANNEX V (the "Registration Rights Agreement"), the Transfer Agent Instruction, the form of which is attached hereto as ANNEX VI (the "Transfer Agent Instruction"), and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. Each of the Company and the

Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company has no equity investment in any person other than the Subsidiaries.

          (b) CAPITALIZATION. The authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock of which 21,393,070 shares were outstanding on August 10, 1998, all of which are fully paid and nonassessable; and (b) 5,000,000 shares of Preferred Stock, $.01 par value, of which 2,000 shares have been designated Series A Convertible Preferred Stock and of which 2000 shares are outstanding, 3,000 shares have been designated Series B Senior Convertible Preferred Stock and of which 3,000 shares are outstanding, of which 300,000 shares have been designated Series C Convertible Preferred Stock (the "Series C Stock") and of which 195,073 shares are outstanding, and of which 6,500 shares will be designated as Series D Convertible Preferred Stock, of which 5,000 shares will be issued pursuant to this Agreement and the other Note Purchase and Exchange Agreements, dated as of the date hereof, being entered into in connection herewith (the "Other Agreements"); and on the Closing Date there will be (x) no material increase from August 10, 1998 in the number of shares of Common Stock outstanding and (y) no issuances of preferred stock except as issued pursuant to this Agreement and the Other Agreements. As of August 10, 1998, the Company had outstanding options, warrants and similar rights entitling the holders to purchase 14,563,462 shares of Common Stock. Other than as set forth in the preceding sentence, the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any of the Subsidiaries. Each outstanding class or series of securities for which any antidilution or similar adjustment arising by reason of the issuance or conversion of the Note, the Interest Notes, the Preferred Shares, and the Dividend Shares or the issuance or exercise of the Warrants or promissory notes (the "Other Notes") and warrants to be issued pursuant to the Note Purchase Agreement and the Other Agreements or the shares of Preferred Stock and warrants to be issued pursuant to the Other Agreements will occur is identified on
SCHEDULE 3(b)-1 attached hereto, together with the amount of such antidilution adjustment. The outstanding shares of Common Stock and outstanding options, warrants and other securities convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock and such options, warrants and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), except as set forth on SCHEDULE 3(b)-2 attached hereto.

          (c) CONCERNING THE SHARES AND THE COMMON STOCK. The Shares have been duly authorized. The Preferred Shares, when issued and paid for in accordance with this Agreement, the Dividend Shares, when issued as dividends on the outstanding shares of Preferred Stock, and the Common Shares, when issued upon conversion of the Notes, the Interest Notes, the Preferred Shares, or the Dividend Shares or upon exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Securities. The Company has duly reserved 13,043,468 shares of Common Stock for conversion of the Note, the Interest Notes, the Other Notes, and the shares of Preferred Stock and exercise of the Warrants, the warrants issuable pursuant to the Other Agreements and the Other Warrants, and such shares shall remain so reserved (subject to reduction from time to time for shares of Common Stock issued upon conversion of the Note, the Interest Notes, the Other Notes, and shares of Preferred Stock, redemption or other permitted retirement of the Note, the Interest Notes, the Other Notes, and shares of Preferred Stock and exercise of the Warrants, the warrants issuable pursuant to the Other Agreements and the Other Warrants), and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Note, the Interest Notes, the Other Notes and the Statement of Resolution, as long as the Note, the Interest Notes, the Other Notes, and Preferred Stock are convertible, and pursuant to the Warrants, as long as the Warrants are exercisable. The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) except as set forth on SCHEDULE 3(c)-1 attached hereto, the Company has not been notified since January 1, 1996 by Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on Nasdaq.

          (d) NOTE PURCHASE AND EXCHANGE AGREEMENT AND OTHER TRANSACTION DOCUMENTS. This Agreement, the Note, the Statement of Resolution, the Registration Rights Agreement, the Warrants and the Transfer Agent Agreement and the other agreements and instruments contemplated hereby and thereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, the Warrants and the Transfer Agent Instruction and such other agreements, when executed and delivered by the Company, and the Statement of Resolution, when executed by the Company and filed with the Secretary of State of the State of Texas, each will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          (e) NON-CONTRAVENTION. The execution and delivery by the Company of this Agreement and the other documents contemplated by this Agreement and the consummation by the Company of the issuance of the Note, the Preferred Shares and the Warrants as contemplated by this Agreement, and the other transactions contemplated by this Agreement, the Note, the Statement of Resolution, the Registration Rights Agreement, the Warrants and the Transfer Agent Instruction do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the Articles of Incorporation or By-laws of the Company or any Subsidiary, (ii) conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of the Company or any Subsidiary under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets is bound or affected, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets, including, without limitation, any law of the State of New York or the State of Texas relating to usury or the maximum rate chargeable with respect to indebtedness, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of their respective properties or to conduct any of their respective businesses or the ability of the Company or any Subsidiary to make use thereof.

          (f) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Warrants, the Transfer Agent Instruction and the other agreements and instruments contemplated hereby and thereby, (2) the execution and issuance of the Note and the Interest Notes, (3) the execution, filing and performance by the Company of the Statement of Resolution, (4) the issuance and sale of the Note and the Preferred Shares, the issuance of the Interest Notes and the Dividend Shares and the issuance of the Warrants as contemplated by this Agreement, and (5) the issuance of Common Shares on conversion of the Note, the Interest Notes, the Preferred Shares or the Dividend Shares or upon the exercise of the Warrants or the issuance of Interest Notes in payment of interest on the Note or Interest Notes or the issuance of Dividend Shares as dividends on shares of Preferred Stock, other than (v) the filing of the Statement of Resolution with the Secretary of State of the State of Texas, (w) listing of the Common Shares on Nasdaq, (x) registration of the resale of the Common Shares under the 1933 Act as contemplated by the Registration Rights Agreement, (y) as may be required under applicable state securities or "blue sky" laws and (z) filing of one or more Forms D with respect to the Securities as required under Regulation D.

          (g) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement, including, without limitation, the information referred to in
Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that, for purposes of this Section 3(g), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3(g) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states. The Company has not filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since June 30, 1997 other than the SEC Reports.

          (h) ABSENCE OF CERTAIN CHANGES. Since March 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, except as disclosed in the SEC Reports or in SCHEDULE 3(h) attached hereto. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, neither the Company nor any Subsidiary has any material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due. Subsequent to March 31, 1998, neither the Company nor any Subsidiary has incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of their respective businesses or disclosed in the SEC Reports.

          (i) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports or on SCHEDULE 3(i) attached hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or governmental agency (collectively, an "Action") pending or, to the knowledge of the Company or any Subsidiary, threatened against the Company or any Subsidiary, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents; neither the Company or any Subsidiary nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Common Shares which is contemplated by the Registration Rights Agreement is first ordered effective by the SEC; and there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

          (j) PROPERTIES. The Company and the Subsidiaries have good title to all property real and personal (tangible and intangible) and other assets owned by them, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except those in favor of RFC Capital Corporation or Greyrock Business Credit, Finova Capital Corporation, Willis Group, LLC and Netco LLC and such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or any Subsidiary. The leases, licenses or other contracts or instruments under which the Company and the Subsidiaries lease, hold or are entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or any Subsidiary. Neither the Company nor any Subsidiary has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Company Proprietary Rights (as defined herein) or with respect to any license of Company Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Company Proprietary Rights. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Company Proprietary Rights in a manner which would have a material adverse effect on the use by the Company or any Subsidiary of any of the Company Proprietary Rights. To the best knowledge of the Company, no Company Proprietary Rights and no services or products sold by the Company or any Subsidiary, conflict with or infringe upon any proprietary rights available to any third party. Neither the Company nor any Subsidiary has received written notice of any pending conflict with or infringement upon such third-party proprietary rights. Neither the Company nor any Subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Company Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's or any Subsidiary's ownership or right to use the Company Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, the Company Proprietary Rights are valid and enforceable. No registration relating to the Company Proprietary Rights has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing, except for such lapses, expirations, abandonments, cancellations, adversarial proceedings or failures to be in good standing which would not, singly or in the aggregate, have a material adverse effect on the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company and the Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Company Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Company Proprietary Rights. As used herein, the term "Company Proprietary Rights" means all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets which are material to the businesses of the Company and the Subsidiaries as now conducted, as proposed to be conducted or as described in this Agreement.

          (k) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company or any Subsidiary, is imminent with respect to any of the employees of the Company or any Subsidiary.

          (l) SEC FILINGS. The Company has timely filed all required forms, reports and other documents required to be filed with the SEC under the 1934 Act since January 1, 1997. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

          (m) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder or similar person is entitled to any commission, fee or other compensation in respect of the transactions contemplated by this Agreement by reason of any action or conduct of the Company or any Subsidiary or any person acting on behalf of any of them, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by any person for any such commission, fee or other compensation.

          (n) NO SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company, in respect of or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any person any of the Note, the Preferred Shares or the Warrants or, within the six months prior to the date hereof, any other similar security of the Company except for the Series C Stock and as contemplated by this Agreement, the Other Agreements and the Note Purchase Agreement; and neither the Company nor any person authorized to act on its behalf will sell or offer for sale any promissory notes, shares of Preferred Stock or shares of Common Stock or Warrants, or solicit any offers to buy any promissory notes, shares of Preferred Stock or shares of Common Stock or Warrants, so as thereby to cause the issuance or sale of any of the Securities to be in violation of Section 5 of the 1933 Act.

          (o) CERTAIN ISSUANCES OF SECURITIES. The Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to Rule 4460(i) of Nasdaq (or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading) and which would be integrated with the sale of the Note and the Preferred Shares to the Buyer, Interest Notes in payment of interest on the Note or the Interest Notes or the Dividend Shares in payment of dividends on the Preferred Stock or the issuance of Common Shares upon conversion thereof or upon exercise of the Warrants for purposes of such Rule 4460(i) (or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading).

      (P) ABSENCE OF RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

      (A) TRANSFER RESTRICTIONS. The Company and the Buyer acknowledge and agree that (1) the Note, Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement with respect to the resale of the Common Shares, the Common Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless (A) subsequently registered for resale thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

      (B) RESTRICTIVE LEGEND. (1) The Buyer acknowledges and agrees that the Note shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Note):

          This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act"). The issuance to the holder of this Note of the shares of Common Stock issuable upon conversion of this Note and in payment of interest on this Note are not covered by a registration statement under the 1933 Act. This Note has been acquired, and such shares must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof under the 1933 Act or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required.

      (2) The Buyer acknowledges and agrees that the Preferred Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

          The number of shares constituting the portion of the Maximum Share Amount, as defined in the Statement of Resolution of Series D Convertible Preferred Stock (the "Statement of Resolution"), allocated to the shares represented by this certificate for purposes of
          conversion thereof is             .

          Section 10(b)(3)(a) of the Statement of Resolution permits a holder of the securities represented by this certificate to convert such securities in accordance with the Statement of Resolution without being required to surrender this certificate to the Company unless all of the securities represented hereby are so converted. Consequently, following conversion of any of the securities represented by this certificate, the number of shares represented by this certificate may be less than the number of shares stated hereon. Upon request of any proposed transferee of this certificate, the Company will provide confirmation of the number of shares evidenced by this certificate.

      (3) The Buyer further acknowledges and agrees that the Warrants shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Warrants):

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

      (4) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

      (5) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three trading days after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for Common Shares issued on conversion of or as dividends on the Preferred Shares or upon exercise of the Warrants or impose any stop-transfer restriction thereon.

      (C) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement in the form attached hereto as ANNEX V on or before the Closing Date.

      (D) FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

      (E) AUTHORIZATION FOR TRADING; REPORTING STATUS. On or before the Closing Date, the Company shall file a notification for listing of additional shares with the Nasdaq relating to the Common Shares and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Note, the Interest Notes, the Preferred Shares, the Dividend Shares, the Warrants, or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

      (F) USE OF PROCEEDS. Neither the Company nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Note will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other person (other than financing the Company's subsidiaries in the ordinary course of business) or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

      (G) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Note and the Preferred Shares for sale to the Buyer and the Warrants for issuance to the Buyer pursuant to this Agreement and the Common Shares for issuance to the Buyer on conversion of the Note and the Preferred Shares under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Note and the Preferred Shares and the issuance of the Warrants pursuant to this Agreement and the issuance to the Buyer of Common Shares on conversion of the Note and the Preferred

Shares and exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

      (h) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer) incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby. The Company shall pay on demand all reasonable expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of this Agreement, the Note, the Statement of Resolution, the Registration Rights Agreement, the Warrants, the Transfer Agent Instruction and the other agreements and instruments contemplated hereby and thereby requested by the Company, (2) any default or breach of any of the Company's obligations set forth in any of such agreements or instruments and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of such agreements or instruments, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer, in which the Buyer prevails.

      (i) CERTAIN ISSUANCES OF SECURITIES. (1) Unless the Company obtains the Stockholder Approval (as defined in the Note and Statement of Resolution) or a waiver thereof from the Nasdaq, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of Rule 4460(i) of Nasdaq (or any successor, replacement, or similar provision thereof or of any other market on which the Common Stock is listed for trading) and which would be integrated with the sale of the Note and the Preferred Shares and issuance of the Warrants to the Buyer or the issuance of Common Shares upon conversion of the Note, the Interest Notes, the Preferred Shares or the Dividend Shares or upon exercise of the Warrants for purposes of Rule 4460(i) of Nasdaq (or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading).

      (2) Subject to the restrictions in Section 4(i)(1), during the period from the date of execution and delivery of this Agreement to the date which is one year after the Closing Date, the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock on the date of such issuance or the date of conversion, exchange or other exercise thereof (collectively, "Discounted Securities") without giving the Buyer the first right to acquire all or any portion, as determined by the Buyer in its discretion, of such Discounted Securities on the same terms as the Discounted Securities are to be offered to other investors. In each instance of proposed issuance of Discounted Securities the Company shall give notice to the Buyer of the detailed terms of such Discounted Securities proposed to be issued and, promptly after requested by the Buyer, such other information as requested by the Buyer. The Buyer may, by notice to the Company, exercise such right of first refusal at any time until the later of (x) ten Business Days after such notice from the Company to the Buyer and (y) three Business Days after the Company provides such additional information as shall have been requested by the Buyer.


       (j) STOCKHOLDER APPROVAL. The Company shall seek and use its best efforts to obtain, on or before the date which is 120 days after the Closing Date, the Stockholder Approval of the issuance of the Note, the Interest Notes, the Preferred Shares, the Dividend Shares, the Warrants and the Common Shares. The Company shall call a meeting of stockholders to be held within 120 days after the Closing Date, shall prepare and file with the SEC as promptly as practical, but in no event later than 45 days after the Closing Date, preliminary proxy materials which set forth a proposal to seek such Stockholder Approval and shall recommend approval thereof by its stockholders. The Company shall provide the Buyer an opportunity to review and comment on such proxy materials by providing copies of such proxy materials and any revised preliminary proxy materials to the Buyer a reasonable period of time prior to their filing with the SEC. The Company shall furnish to the Buyer and its counsel a copy of its definitive proxy materials for such meeting of stockholders and any amendments or supplements thereto promptly after the same are mailed to stockholders or filed with the SEC, shall inform the Buyer of the progress of solicitation of proxies for such meeting and shall inform the Buyer of any adjournment of such meeting and shall report the result of the vote of any stockholders on such proposition on the day such vote is taken. If for any reason the Company fails to obtain such Stockholder Approval, the Company shall be required to redeem the Note in accordance with Sections 5.1 and 5.2 thereof and the Preferred Shares in accordance with Section 11 of the Statement of Resolution. As used herein, "Stockholder Approval" shall have the meaning to be provided or provided in the Note and the Statement of Resolution.

       (k) NASDAQ DETERMINATION. The Company shall promptly seek and use its best efforts to obtain a written determination from Nasdaq that neither the Warrants and the issuance of shares of Common Stock upon exercise of the Warrants nor the Preferred Shares and the issuance of shares of Common Stock upon conversion of the Preferred Shares need to be integrated with the Note and the issuance of shares of Common Stock upon conversion of the Note for purposes of Rule 4460(i) of the Nasdaq (or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading).

       (l) OPINION. The Company shall deliver an opinion of Weil, Gotshal and Manges, LLP, counsel for the Company, addressed to the Buyer, in substantially the form set forth in ANNEX X attached hereto, on or before the date which is seven (7) Business Days after the Closing Date.

       (m) COMMERCIALLY REASONABLE EFFORTS. Each of the parties shall use its commercially reasonable efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Note and the Preferred Shares set forth in Section 7 or 8, as the case may be, of this Agreement on or before the Closing Date.

5.   TRANSFER AGENT INSTRUCTION; CONVERSION PROCEDURE.

       (a) TRANSFER AGENT INSTRUCTION. Prior to the Closing Date, the Company will (1) execute and deliver the Transfer Agent Instruction in the form attached hereto as ANNEX VI and thereby irrevocably instruct, American Stock Transfer & Trust Company, as Transfer Agent and Registrar (the "Transfer Agent"), to issue certificates for the Common Shares from time to time upon conversion of the Note, the Interest Notes, the Preferred Shares and the Dividend Shares and exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Notices of Conversion of 6% Senior Secured Convertible Notes due 2001 in the form attached to the Note, the Notices of Conversion surrendered in connection with conversions of Preferred Shares and referred to in Section 5(b) of this Agreement and the Form of Subscription in the form attached to the Warrants and (2) appoint the Transfer Agent the conversion agent for the Note, the Interest Notes and the Preferred Stock and the exercise agent for the Warrants. The certificates for the Common Shares may bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The certificates for the Common Shares shall be registered in the name of the Buyer or its designee and in such denominations to be specified by the Buyer in connection with each conversion of the Note, the Interest Notes, the Preferred Shares or Dividend Shares or exercise of the Warrants. The Company warrants that no instruction other than (x) such instructions referred to in this Section 5,
(y) stop transfer instructions to give effect to Section 4(a) prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(n) of the Registration Rights Agreement will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of the 1933 Act upon resale of the Common Shares. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company and its legal counsel, that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer of such Securities and, in the case of the Common Shares, in accordance with clause
(1)(B) of Section 4(a) of this Agreement, promptly instruct the Company's transfer agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer within three trading days after receipt of such opinion. Nothing in this Section 5(a) shall limit the obligations of the Company under Section 3(n) of the Registration Rights Agreement.

      (b) CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Preferred Shares and the Dividend Shares, the Buyer or any subsequent holder of the Preferred Shares (the Buyer and each such holder, a "Holder") shall complete, sign and furnish to the Transfer Agent a Notice of Conversion of Series D Convertible Preferred Stock duly acknowledged by the Company in the form attached hereto as ANNEX VII (the "Preferred Conversion Notice"), which shall be deemed to satisfy all requirements of the Statement of Resolution.

      (c) COMMON SHARES ISSUABLE UPON CONVERSION. As set forth in Section 10(b)(3) of the Statement of Resolution, the number of Common Shares to be issued in connection with a particular conversion of Preferred Shares is, absent manifest error, conclusively the number of

Common Shares stated in the applicable Preferred Conversion Notice. If in connection with a particular conversion of Preferred Shares the Company determines that manifest error has been made by virtue of the conversion price or other information set forth in the applicable Preferred Conversion Notice, the Company shall have the right within one trading day after the Holder gives such Preferred Conversion Notice to notify the Transfer Agent and such Holder of such error, which notice shall state the number of Common Shares in dispute, and, notwithstanding such notice from the Company, the Transfer Agent shall issue and deliver the number of Common Shares not in dispute as and when required by this letter. A Preferred Conversion Notice shall be deemed for all purposes to be in proper form unless the Company otherwise notifies the Holder by telephone line facsimile transmission within three trading days after a Preferred Conversion Notice has been given (which notice from the Company shall specify all defects in the Preferred Conversion Notice), and any Preferred Conversion Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes to correct all such defects promptly. If the Company shall have notified the Transfer Agent and such Holder of any such manifest error, and the Company and such Holder do not agree as to a resolution of such manifest error on or before the date of such notice by the Company of an error in such Preferred Conversion Notice, the Company shall on the date such notice is given submit the dispute to Ernst & Young LLP or another firm of independent public accountants of recognized national standing (the "Auditors") for determination and shall instruct the Auditors to resolve such dispute and to notify the Company, the Transfer Agent and such Holder within one trading day after such dispute is submitted to the Auditors. Immediately after receipt of timely notice of the Auditors' determination (but in any event within three trading days after the applicable Preferred Conversion Notice is given to the Transfer Agent), the Transfer Agent shall issue to the converting Holder any additional Common Shares to which such Holder is entitled based on the determination of the Auditors. The Transfer Agent is authorized and directed to rely on the Auditors' determination. If the Auditors shall fail to notify the Transfer Agent of their determination within three trading days after the applicable Preferred Conversion Notice is given to the Transfer Agent, then the Transfer Agent shall, within three trading days after receipt of the applicable Preferred Conversion Notice, issue to the converting Holder any additional shares of Common Stock to which such Holder is entitled based on the applicable Preferred Conversion Notice. Such immediate and prompt action shall be taken by all the parties hereto in order to assure that there shall be full compliance with the Company's unqualified obligation that all Common Shares issuable upon such conversion be issued by the due date therefor as provided herein and in the Statement of Resolution.The provisions of this Section 5(c) shall be binding on and inure to the benefit of the Company and each Holder.

6.    CLOSING DATE.

      Subject to the satisfaction or waiver of the conditions set forth in Sections 7 and 8, the date and time of the issuance and sale of the Preferred Shares (the "Closing Date") shall be 12:00 noon, New York City time, on or before the date which is three Business Days after the date the Buyer has deposited the Purchase Price with the Escrow Agent in accordance with Section 1(c), or such other mutually agreed to time. The closing shall occur on the Closing Date at the Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York 10019.

7.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

      The Buyer understands that the Company's obligation to sell the Note and the Preferred Shares and issue the Warrants to the Buyer pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

      (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

      (b) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price in accordance with
Section 1(d) hereof and delivery of the Exchange Shares to the Escrow Agent;
and

      (c) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

8.    CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

      The Company understands that the Buyer's obligation to purchase the Note and the Preferred Shares and acquire the Warrants on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

      (a) Delivery by the Company to the Escrow Agent of the Note and the certificates for the Preferred Shares and the Warrants in accordance with this Agreement;

      (b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

      (c) The receipt by the Buyer of confirmation of the filing with the Secretary of State of the State of Texas of the Statement of Resolution;

      (d) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Articles of Incorporation and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and (3) such other matters as reasonably requested by the Buyer;

      (e) The Transfer Agent shall have acknowledged receipt of the Transfer Agent Instruction in the form attached hereto as ANNEX VI and shall not have objected to or declined to follow the instructions contained therein;

      (f) Receipt by the Buyer on the Closing Date of an opinion of Weil, Gotschal & Manges, LLP, counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX VIII attached hereto; and

      (g) Receipt by the Buyer on the Closing Date of an opinion of Dean H. Fisher, Senior Vice President, General Counsel and Secretary of the Company, dated the Closing Date in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX IX attached hereto.

9.    MISCELLANEOUS.

      (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

      (b) COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement or the date of execution and delivery of this Agreement by the Buyer and the Company shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof. The Company and the Buyer hereby represent, warrant, covenant and agree that this Agreement has been signed and delivered in the State of New York and it is the intention of the Company and the Buyer that this Agreement shall be construed accordingly for all purposes.

      (c) HEADINGS, ETC.. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

       (e) AMENDMENTS. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

       (f) WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

       (g) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer (telephone line facsimile transmission number (281) 529-4650 or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number
(425) 462-4645) or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Note or the Statement of Resolution the address shown on the signature page of this Agreement, with a copy to: Advantage Fund Limited, c/o Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (facsimile number (425) 462-4645), until the Buyer shall designate another address for such purpose.

       (h) ASSIGNMENT. Prior to the Closing Date, with the prior written consent of the Company, which consent will not be unreasonably withheld, the Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Note or the Preferred Shares and the issuance of the related Warrants, provided any such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Note or the Preferred Shares and the acquisition of the Warrants so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Note or the Preferred Shares and acquisition of the related Warrants the obligation for the purchase or acquisition of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Common Shares issuable on conversion of the Note or the Preferred Shares and exercise of the Warrants with respect to which the purchase under this Agreement has been so assigned. Any transfer of the Note, the Preferred Shares or the Warrants by the Buyer after the Closing Date shall be made in accordance with Section 4(a). After the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement in connection with any transfer of the Buyer's rights under the Registration Rights Agreement by compliance with the provisions of Section 9 of the Registration Rights Agreement.

       (i) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

       (j) ENTIRE AGREEMENT. This Agreement and its Schedule and Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

       (k) TERMINATION. (1) The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

           (A) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

           (B) any other condition of the Buyer's obligations hereunder is not fulfilled when required to be fulfilled; or/

           (C) the closing shall not have occurred on a Closing Date on or before September 5, 1998, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, neither the Buyer nor the Company shall have any further obligation hereunder or in connection herewith one to the other.

      (2) The Company shall have the right to terminate this Agreement by giving notice to the Buyer at any time at or prior to the Closing Date if:

          (A) the Buyer shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

          (B) any other condition of the Company's obligations hereunder is not fulfilled when required to be fulfilled; or

          (C) the closing shall not have occurred on a Closing Date on or before September 5, 1998, other than solely by reason of a breach of this Agreement by the Company.

Any such termination shall be effective upon the giving of notice thereof by the Company. Upon such termination, neither the Company nor the Buyer shall have any further obligation hereunder or in connection herewith one to the other.

       (l) FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

       (m) PUBLIC STATEMENTS, PRESS RELEASES, ETC. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or Nasdaq regulation (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

       (n) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.


PRINCIPAL AMOUNT OF NOTE:  $

PURCHASE PRICE:  $

NUMBER OF PREFERRED SHARES:

NUMBER OF EXCHANGE SHARES:

                                       ADVANTAGE FUND LIMITED



                                       By:
                                          ------------------------------------
                                                        W.R. Weber
                                                        President

                                       Date:
                                            ----------------------------------

                                       Address:  c/o CITCO
                                                 Kaya Flamboyan 9
                                                 Curacao, Netherlands Antilles

                                       Facsimile No.:  011-599-9732-2008



                                       EQUALNET COMMUNICATIONS CORP.



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       Date:
                                            -----------------------------------

                                                                 SCHEDULE 3(b)-1

                       CERTAIN ANTIDILUTION ADJUSTMENTS
                       --------------------------------

                          [To come from the Company]

                                                                 SCHEDULE 3(b)-2

                          CERTAIN REGISTRATION RIGHTS
                         -----------------------------

      1. Holders of the Company's Series A Convertible Preferred Stock have demand and piggyback registration rights.

      2. Holders of Series C Preferred Stock have demand registration rights.

      3. RFC Capital Corp. has demand and piggyback registration rights.

                                                                 SCHEDULE 3(c)-1

                            CERTAIN NASDAQ MATTERS
                            -----------------------

                          [To come from the Company]

                                                                   SCHEDULE 3(i)

                           CERTAIN LEGAL PROCEEDINGS
                           -------------------------

                          [To come from the Company]